EXHIBIT 10.3

THE SECURITIES BEING SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER JURISDICTION DUE TO THE LIMITED NUMBER OF PERSONS BEING OFFERED TO AND THE PRIVATE NATURE OF THE OFFERING.

FURTHER,  THE SECURITIES  BEING  SUBSCRIBED  FOR MAY NOT BE  TRANSFERRED  EXCEPT
PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS, AND SECURITIES LAWS OF ANY OTHER JURISDICTION, OR COMPLIANCE THEREWITH.

                             NOTE PURCHASE AGREEMENT

     THIS NOTE PURCHASE AGREEMENT (this "Note Purchase Agreement"), dated as of February 2, 2012, is entered into by and between BARON ENERGY, INC., a Nevada corporation ("Company") and the subscriber identified on the signature page hereto ("Subscriber").

                                    RECITALS:

     WHEREAS, Company desires to offer for sale (the "Offering"), and Subscriber desires to purchase from Company, that amount of Company's convertible promissory notes (a "Note") as set forth on Subscriber's signature page hereto, convertible into shares of common stock, par value $0.001 per share, of Company (the "Shares"), and having the rights and privileges set forth in substantially the form of the Note included in that certain Confidential Private Offering Booklet dated as of December 8, 2011 (the "Offering Booklet"); and

     WHEREAS, the Note and the Shares issuable upon conversion of the Note are collectively referred to herein as the "Securities."

     NOW, THEREFORE, for the reasons set forth hereinabove, and in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Subscription. In reliance upon the representations and warranties of Company and Subscriber contained herein, and subject to the terms and conditions set forth herein, Subscriber agrees to purchase from Company, and Company hereby agrees to sell and issue to Subscriber, a Note in the principal amount of
$33,333. Subscriber agrees to purchase the Securities on the terms and conditions described in this Note Purchase Agreement and the Note, both of which are included in the Offering Booklet (collectively, the "Subscription Documents").

     2. Note. The Note being sold to and purchased by Subscriber is one of the Notes being offered and sold in the Offering and is identical in form and content to all other Notes. Payment to Company of the principal amount of the
Note is due and payable concurrent with delivery of Subscriber's fully completed and executed Subscription Documents. The Note will be effective on the date that Company accepts Subscriber's subscription, payable in accordance with the terms thereof and all amendments and modifications thereto. If Company does not receive payment in full of the principal amount of the Note by Subscriber, Company may not accept Subscriber's subscription. All funds will be paid to Company via check or wire transfer in accordance with the terms set forth on PAGE 9 of this Note Purchase Agreement. The Note and all accrued interest due thereunder will be due and payable twelve months from the date of said Note ("Maturity Date").

     3. Interest Rate. The outstanding principal balance on the Note will bear interest at a rate of 8% per annum.

     4. Conversion Rights. At any time prior after 180 days from the Effective Date, Subscriber shall have the option to convert any or all principal and accrued but unpaid interest due under the Note into Shares, in lieu of payment on the Note, at the Conversion Price (as defined in the Note) per Share, in accordance with and subject to the terms and conditions of the Note. Furthermore, in the event Company consummates, prior to the Maturity Date, an equity financing for the purpose of raising capital, pursuant to which it sells Shares with an aggregate gross sales price of not less than $1,000,000 (a "Qualified Financing"), then the holder of the Note shall have the option to either: (a) redeem all but not less than all of the outstanding principal and accrued but unpaid interest due under the Note; (b) hold the Note until the Maturity Date; or (c) convert any or all principal and accrued but unpaid interest due under the Note into Shares as described above. If Subscriber elects to convert or redeem the Note, the Note will be deemed cancelled and of no further force or effect.

     5. Deliveries by Company. Upon acceptance of Subscriber's subscription, Company will issue a Note in Subscriber's name as Payee and deliver to Subscriber an executed Note Purchase Agreement.

     6. Maximum Offering Amount; Closing. The maximum principal amount of Notes offered by Company in the Offering is $300,000, which maximum amount is subject to increase in Company's sole discretion. The Offering will terminate on January 31, 2013 unless extended by Company in its sole discretion. Company reserves the right to terminate the Offering at any time in its sole discretion.

     7. Use of Proceeds. Net proceeds from this Offering will be used to pay Company's outstanding accounts payable as well as fees and future costs for field operations, accounting, auditing, and reserve engineering services as determined in Company's sole discretion.

     8. Understandings of Subscriber. Subscriber acknowledges, understands and agrees that:

          (a) Unless otherwise determined by the board of directors of Company, in its sole discretion, only persons who (i) either alone or with their purchaser representative, have such knowledge and experience in business and financial matters that they are capable of evaluating the merits and risks of the Securities; and (ii) are "accredited investors," will be allowed to participate in this Offering.

          (b) This Note Purchase Agreement is subject to Company's acceptance and may be rejected in whole or in part by Company at any time, in its sole discretion, for any reason or no reason at all;

          (c) This Note Purchase Agreement is and will be irrevocable, except that Subscriber and Company will have no obligations hereunder in the event that this Note Purchase Agreement is for any reason rejected by Company or the Offering was not declared effective, except that the principal amount of the Note will be returned to Subscriber, without interest or deduction of any kind and the Subscription Documents will be returned to Subscriber, unsigned by Company;

          (d) All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a completed Note Purchase Agreement will be determined by Company, in its sole discretion, which determination will be final and binding;

          (e) Company will be under no duty to give any notification of irregularities in connection with any attempted subscription for the Securities or incur any liability for failure to give such notification and until such

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
irregularities have been cured or waived, no subscription for the Securities will be accepted; Company reserves the right to waive any irregularities in, or conditions of, the submission of a completed Note Purchase Agreement;

          (f) The Securities will not be deemed issued to Subscriber until Company has executed this Note Purchase Agreement and received payment in full for the principal amount of the Note;

          (g) Company's interpretation of the terms and conditions for the purchase of the Securities (including these instructions) will be final and binding;

          (h) The price of the Securities bears no relationship to the assets or book value of Company;

          (i) The Securities have not been registered under the Securities Act or any applicable state law, or the laws of any other jurisdiction; further the Securities may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act; further, the legal consequences of the foregoing mean that Subscriber must bear the economic risk of the investment in the Securities for an indefinite period of time; further, if Subscriber desires to sell or transfer all or any part of the Securities, Company may require Subscriber's counsel to provide a legal opinion that the transfer may be made without registration under the Securities Act and applicable state securities laws or laws of another jurisdiction; further, other restrictions discussed elsewhere herein may be applicable; further, Subscriber is subject to the restrictions on transfer described herein; further if Subscriber is not a resident solely of the United States, Subscriber agrees that the Securities may only be resold in accordance with the provisions of Regulation S (Rules 901 through 905 and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Securities Act;

          (j) A restrictive legend may be placed upon any materials representing the Securities purchased hereunder and such legend will bear the following or similar words:

          THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION WITH RESPECT THERETO, OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR SECURITIES LAWS OF OTHER JURISDICTIONS.

          ADDITIONALLY, ANY TRANSFER OF THE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULES 901 THROUGH 905 AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     9. Representations and Warranties of Subscriber. In connection with the purchase of the Securities, Subscriber acknowledges, understands and agrees that Company will be relying on the information and on the representations set forth herein, and Subscriber hereby represents and warrants to Company that:

          (a) Subscriber has sufficient knowledge and experience of financial and business matters so that Subscriber is able to evaluate the merits and risks of purchasing the Securities and has had substantial experience in previous private and public purchases of securities;

          (b) Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and Subscriber has no reason to anticipate any material change in Subscriber's financial condition for the foreseeable future;

          (c) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth and Subscriber's investment herein will not cause such overall commitment to become excessive. Subscriber does not require the funds being used to purchase the Securities for Subscriber's liquidity needs; has adequate means to provide for personal needs; possesses the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely; and can afford a complete loss on the purchase of the Securities;

          (d) During the transaction and prior to purchase, Subscriber has read the Subscription Documents and has had full opportunity to ask questions of and receive answers from Company, its directors and officers and its authorized representatives relating to Company, the offering of the Securities and anything else set forth in the Subscription Documents, and has had access to whatever additional information or documents concerning Company, Company's financial condition, business, prospects, management and other similar matters (to the extent that Company possessed such information or could acquire it without unreasonable effort or expense) that Subscriber desired or deemed necessary to verify the accuracy of any information furnished to Subscriber or to which Subscriber had access; Subscriber believes that it/he/she has received all information Subscriber considers necessary or appropriate for deciding whether to purchase the Securities;

          (e) Subscriber has not been given any oral representation or warranty concerning the Offering, Company or any offering literature other than the Subscription Documents, including appendices thereto, the documents which are exhibits thereto and such other materials as Company has provided. Subscriber has relied only on: (i) the information contained in the Subscription Documents and such exhibits and the information furnished or made available by Company as described in subparagraph (d) above; and (ii) the results of independent investigations made by Subscriber or on Subscriber's behalf;

          (f) Subscriber is acquiring the Securities for investment purposes only, for Subscriber's own account and not with a view to distribution or resale, nor with any present intent to sell, transfer or otherwise dispose of all or any part of the Securities;

          (g) Subscriber has not received any general solicitation or general advertising regarding the purchase of the Securities;

          (h) Subscriber has full power and authority to enter into the Subscription Documents and, upon execution thereof by Subscriber (or on its behalf, if Subscriber is an entity), such documents will constitute valid and legally binding obligations of Subscriber;

          (i) If Subscriber is an entity, it has not been organized for the specific purpose of acquiring the Securities or, if it has been organized for the specific purpose of acquiring the Securities, each of its beneficial owners is separately an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, further, the person executing the Subscription Documents on its behalf, if Subscriber is a partnership, limited liability company, trust, corporation or other entity, has the full power and authority to execute and comply with the terms of the Subscription Documents on its behalf and to make the representations and warranties made herein on its behalf; and the investment in the Securities has been affirmatively authorized, if required, by Subscriber's governing board and is not prohibited by Subscriber's governing documents;

          (j)  Subscriber  is not subject to "back-up  withholding"  pursuant to
Section 3406 of the Internal Revenue Code of 1986, as amended, and Subscriber has provided Subscriber's correct tax identification number below and as required elsewhere for Subscriber's subscription;

          (k) Subscriber agrees that Company does not assume any responsibility for the tax consequences to Subscriber resulting from Subscriber's investment in the Securities, and Subscriber further acknowledges that Subscriber has been advised to consult with Subscriber's own attorney regarding legal matters related to investing in the Securities and to consult with a tax advisor regarding the tax consequences of investing in the Securities;

          (l) If Subscriber is an individual, Subscriber is a bona-fide resident of the state or country set forth in Subscriber's address on the signature page below, or if Subscriber is an entity, its principal place of business and principal offices are located in the state set forth in its address on the signature page below;

          (m) Any information which Subscriber has heretofore or concurrently herewith furnished to Company with respect to Subscriber's financial position, business experience, and residence is correct and complete as of the date of this Note Purchase Agreement and if there should be any material change in such information prior to the acceptance by Company of this Note Purchase Agreement, Subscriber will immediately furnish such revised or corrected information to Company; and

          (n) Subscriber has been advised by Company that the business activities of Company and an investment in the Securities are subject to substantial risks, including, but not limited to, the risks of investment set forth in Company's most recent Form 10-K filed with the Securities and Exchange Commission (the "SEC").

     10. Representations and Warranties of Company. Company hereby represents and warrants to Subscriber that:

          (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own its properties and operate its business as presently conducted;

          (b) The Note, upon issuance, is or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws, or laws of other jurisdictions;

          (c) Company is not in violation of, default under, or conflict with, any applicable order, consent, approval, authorization, registration, declaration, filing, judgment, injunction, award, decree or writ of any governmental body or court of competent jurisdiction or any applicable law, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on Company taken as a whole; and

          (d) There are no suits or proceedings pending or threatened against or affecting Company which, if adversely determined, would have a material adverse effect on the financial condition, results of operations, or business of Company.

     11. Indemnification. Company and its directors, officers, agents, employees and affiliates are relying upon the representations, warranties and agreements made by Subscriber to and with Company herein and, thus, Subscriber hereby agrees to indemnify Company and its directors, officers, agents, employees, and affiliates and their respective agents, employees and affiliates, and agrees to hold each of them harmless from and against any and all loss, damage, liability, or expense, including reasonable attorneys' fees, that it or any of them may suffer, sustain, or incur by reason of, or in connection with, any misrepresentation or breach of warranty or agreement made by Subscriber under this Note Purchase Agreement, including, but not limited to, in connection with the sale or distribution of the Securities in violation of the Securities Act or any other applicable law.

     12. Miscellaneous.

          (a) Notices. All notices and other communications required or permitted hereunder will be in writing and: (i) delivered personally by hand or a nationally-recognized overnight courier; (ii) mailed by registered or certified mail (postage prepaid), return receipt requested; (iii) sent via facsimile; or (iv) sent via email delivery of a ".pdf" format data file to the appropriate party. If the notice or communication is to Subscriber, it will be delivered to such address as indicated on Subscriber's signature pages hereto or to such other address as Subscriber will have furnished to Company in writing. If the notice or communication is to Company, it will be delivered to: Baron Energy, Inc., a Nevada corporation located at 392 W. Mill St., New Braunfels, Texas 78130, Fax: (830) 608-0300, Attn: Lisa P. Hamilton, Email: lhamilton@baronenergy.com, or to such other address as Company will have furnished to Subscriber in writing. All such notices and other written communication will be effective: (x) if delivered personally or mailed, upon delivery; and (y) if sent via facsimile or via email delivery of ".pdf" format data file, upon confirmation of receipt.

          (b) Assignability; Successors and Assigns. Subscriber may not transfer, assign, cancel, terminate or revoke this Note Purchase Agreement or any agreement of Subscriber made hereunder, except as specifically provided herein or therein. This Note Purchase Agreement will be binding upon, and will inure to the benefit of, the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber will be joint and several and the representations, warranties and agreements herein contained will be deemed to be made by, and will be binding upon, each such person and Subscriber's respective heirs, executors, administrators and successors.

          (c) Entire Agreement. This Note Purchase Agreement and the other documents referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof. Any amendments to this Note Purchase Agreement must be made in writing and duly executed by each of the parties hereto.

          (d) Further Assurances. At any time and from time to time after the date of this Note Purchase Agreement, each party will execute such additional instruments and take such other and further actions as may be reasonably requested by any other party to carry out the intent and purpose of this Note Purchase Agreement. In addition, in the event Company or its directors or officers request additional representations by Subscriber, or documentation of the representations herein set forth, in order to better evaluate Subscriber's suitability for investment in Company, Subscriber will promptly furnish such additional representations or documentation or, in the alternative, if

Subscriber considers such additional request to be unreasonable, Subscriber will request that Subscriber's subscription to acquire the Securities be withdrawn.

          (e) Waiver. Any failure on the part of any party hereunder to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

          (f) Attorneys' Fees. Should any dispute arise between the parties over this Note Purchase Agreement, the prevailing party in any action brought to resolve said dispute shall be entitled to recover its reasonable costs and attorneys' fees.

          (g) Survivability. The representations, warranties and agreements contained herein will survive the sale of the Securities pursuant to this Note Purchase Agreement.

          (h) Severability. The invalidity of any provision of this Note Purchase Agreement or any portion of a provision will not affect the validity of any other provision of this Note Purchase Agreement or the remaining portion of the applicable provision.

          (i) Governing Law. This Note Purchase Agreement will be governed as to validity, construction and in all other respects by the laws of the State of Nevada without giving effect to provisions thereof regarding conflicts of laws.

          (j) Counterparts. This Note Purchase Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Signatures delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file will be given the same legal force and effect as original signatures.

          (k) Date of Note Purchase Agreement. The date of this Note Purchase Agreement will be the date as of which it is accepted by Company, on the day, month and year set forth in Company's signature to this Note Purchase Agreement.

          (l) Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Note Purchase Agreement and all documents contemplated herein.

          (m) Short Sales and Confidentiality. Other than the transaction contemplated hereunder, such Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Subscriber, executed any disposition, including Short Sales (as defined below), in the securities of the Company during the period commencing from the time that such Subscriber first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Each Subscriber severally and not jointly with the other Subscribers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time and ending at the time that such Subscriber no longer owns any Note issued hereunder. Each Subscriber, severally and not jointly with the other Subscribers, covenants that until such time as the transactions contemplated by this Note Purchase Agreement are publicly disclosed by the Company pursuant to applicable law, such Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, in the case of a Subscriber that is a

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
multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Note Purchase Agreement. "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (but shall not be deemed to include the location and/or reservation of borrowable Shares).

     IN WITNESS WHEREOF, this Note Purchase Agreement has been made and delivered as of the date first written below.

                                   BARON ENERGY, INC., a Nevada corporation


                                   By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                       Ronnie L. Steinocher, CEO

                                   Date: February 21, 2012

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
THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION WITH RESPECT THERETO, OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR SECURITIES LAWS OF OTHER JURISDICTIONS.

ADDITIONALLY, ANY TRANSFER OF THE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULES 901 THROUGH 905 AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                           CONVERTIBLE PROMISSORY NOTE

$33,333                                         Effective Date: February 2, 2012

     FOR VALUE RECEIVED, the undersigned BARON ENERGY, INC., a Nevada corporation ("Maker"), does hereby promise, in accordance with the Note Purchase Agreement, dated as of February 2, 2012 (the "Note Purchase Agreement"), to pay to the order of Siesta Fiesta Holdings, LLC ("Payee") at the address of Payee set forth in the Note Purchase Agreement, in immediately available funds of official currency of the United States, the principal sum of $33,333, or so much as may be outstanding hereunder from time to time, together with interest thereon from the date of this Convertible Promissory Note (the "Note"), as provided herein.

     This Note is one of a series of convertible promissory notes of like tenor and ranking (collectively, the "Notes") made by Maker in favor of certain investors (collectively, the "Investors"), all upon terms set forth in the Note Purchase Agreement and this Note.

     By acceptance of this Note, Payee agrees that it will promptly deliver and surrender this Note to Maker upon full payment thereof, or upon election of conversion or redemption.

     1. PRINCIPAL BALANCE. This Note evidences a loan up to the maximum principal sum specified above, less the aggregate amount of all principal repayments made under this Note by Maker to Payee.

     2. INTEREST RATE. Interest shall be payable on the unpaid principal balance of this Note, as the same may exist from time to time, from the Effective Date set forth above until paid or converted in full, in accordance with the terms herein. If any or all of the unpaid principal balance of this Note is paid in coin and currency, interest shall be payable at the rate of 8% per annum. Interest on the principal balance outstanding will be calculated on the basis of the actual number of days elapsed over an assumed year consisting of 360 days, to the date of receipt by Payee at the place of payment designated herein of any interest and/or principal.

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     3. PAYMENT  TERMS.  Any  outstanding  principal  balance and accrued unpaid interest shall be paid to Payee, on a pari passu basis with all other Investors, by Maker in full no later than twelve months from the Effective Date set forth above (the "Maturity Date").

     4. CONVERSION RIGHTS.

          (a) At any time after one hundred eighty days from the Effective Date, in Payee's sole discretion, Payee shall have the right to convert the outstanding principal amount of this Note and unpaid interest thereon (the "Convertible Amount") in whole or in part into shares of Maker's common stock, par value of $0.001 per share ("Shares") in lieu of having Maker repay this Note pursuant to Section 3 above ("Conversion"). The Convertible Amount as of the date Maker receives Payee's Notice of Conversion, Redemption or Repayment ("Payee's Notice") is convertible into that number of Shares equal to the Convertible Amount divided by the Conversion Price (as defined in Section 13 below). No fractional Shares will be issued in connection with any conversion of the Conversion Amount, but instead will be rounded up to the nearest whole Share.

          (b) In the event Maker consummates a Qualified Financing (as defined below) prior to the Maturity Date, Payee shall have the right to: (i) elect to require Maker to redeem all but not less than all of the then outstanding principal amount of this Note, plus accrued and unpaid interest ("Redemption
Amount"); or (ii) continue to hold this Note until the Maturity Date or Conversion. For purposes herein, a "Qualified Financing" shall mean an equity financing for the purpose of raising capital, pursuant to which Maker sells Shares for an aggregate gross sales price of not less than ONE MILLION DOLLARS ($1,000,000).

          (c) Maker shall notify Payee if and when Maker consummates a Qualified Financing ("Maker's Notice"). Within five days of receipt of Maker's Notice, Payee must provide written notice to Maker of Payee's election to have Maker redeem this Note in accordance with this Section 4 or to have Maker repay this Note pursuant to Section 3 above. In the event Payee fails to respond with Payee's election within such time frame, Payee shall forfeit its redemption rights under this Section 4, and Maker shall repay Payee pursuant to Section 3, unless Payee elects to convert the Note in accordance with this Section 4 prior to the Maturity Date. Maker shall deliver to Payee the Redemption Amount within fifteen days of receipt of Payee's election pursuant to this Section 4.

          (d) Upon conversion or redemption of this Note in accordance with this
Section 4, the outstanding principal balance on this Note and all accrued interest due thereon as of the date of conversion or redemption will be deemed paid in full, and the Note will be deemed cancelled and of no force or effect.

     5. PREPAYMENT. Notwithstanding anything contained herein to the contrary, this Note is subject to prepayment in whole at any time at the sole and absolute option of Maker, upon five days prior written notice to Payee. In the event of prepayment, Maker shall pay to Payee 110% of the outstanding principal balance of the Note, plus any accrued interest due on such outstanding principal balance as of the date of such prepayment. Any prepayment by Maker must be made in connection with the prepayment of all Notes issued by Maker.

     6. LIQUIDITY EVENT. If a Liquidity Event (as defined herein) occurs prior to the Maturity Date, the Maker will pay to Payee 110% of the outstanding principal balance of the Note, plus any accrued interest due on such outstanding principal balance as of the date of the closing of such Liquidity Event. For purposes herein, a "Liquidity Event" shall mean any of the following: (a) a merger of the Maker with or into any other Person (as defined herein), if, and only if, after such merger holders of a majority of the Maker's voting securities immediately prior to the merger do not hold a majority of the voting

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securities  of the  successor  entity;  or (b) a sale  or  conveyance  of all or substantially all of Maker's assets or common stock to any other Person. For purposes herein, "Person" is defined as an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture, or governmental body.

     7. EVENTS OF DEFAULT. Any of the following shall constitute an "Event of Default" under this Note, and shall give rise to the remedies provided in
Section 8 herein.

          (a) Maker defaults in the compliance with any term contained in this Note and such default is not remedied or waived within 30 days after receipt by Maker of notice from Payee of such default.

          (b) The occurrence of any of the following: (i) a court enters a decree or order for relief with respect to Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; (ii) the continuance of any of the following events for 60 days unless dismissed, bonded or discharged: (A) an involuntary case is commenced against Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (B) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or over all or a substantial part of its property, is entered; or (C) an interim receiver, trustee or other custodian is appointed without the consent of Maker for all or a substantial part of the property of Maker; (iii) Maker consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) Maker makes any assignment for the benefit of creditors; or (v) the board of directors of Maker adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 7(b).

     8. REMEDIES ON EVENT OF DEFAULT. If any Event of Default will occur, Payee shall, in addition to any and all other available rights and remedies, have the right, at Payee's option, to declare the entire unpaid outstanding principal balance of this Note, together with all interest accrued thereon at the rate of 18% per annum to the date of said Event of Default, and all other sums due by Maker hereunder, to be immediately due and payable, and either: (a) convert the Convertible Amount into that number of Shares equal to the Convertible Amount divided by the Default Conversion Price (as defined in Section 13 below); or (b) pursue any and all available remedies for the collection of such principal and interest to enforce its rights as described herein; and in such case Payee may also recover all costs of suit and other expenses in connection therewith, including reasonable attorneys' fees for collection and the right to equitable relief to enforce Payee's rights as set forth herein. The remedies provided in this Note may be exercised by Payee without notice to Maker (to the extent permitted by law and except as notice is herein expressly required) and will be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Payee for the recovery of damages or otherwise in the event of a breach of any of the undertakings of Maker hereunder. No failure by Payee to exercise and no delay in exercising any right, power or privilege under this Note will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other, further or additional exercise thereof.

     9. GOVERNING LAW. This Note will be construed in accordance with and governed by the local laws of the State of Nevada, without regard to its rules regarding choice of law.

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     10.  AMENDMENT.  Neither  any  provision  of this Note nor any  performance hereunder may be amended or waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     11. BINDING EFFECT. The rights and obligations of Maker under this Note will be binding upon its successors, assigns, heirs, administrators and transferees.

     12. NOTICES. All notices, request or other communication required or permitted hereunder will be in writing and will be (a) delivered personally by hand or a nationally-recognized overnight courier; (b) mailed by registered or certified mail (postage prepaid), return receipt requested; (c) sent via facsimile; or (d) sent via email delivery of a ".pdf" format data file to the appropriate party. All such notices and other written communication will be addressed to the appropriate party at their respective addresses set forth in the Note Purchase Agreement. Any party may, by notice so given, change its address for future notice hereunder. All such notices and other written communication will be effective: (i) if delivered personally or mailed, upon delivery; and (ii) if sent via facsimile or via email delivery of ".pdf" format data file, upon confirmation of receipt.

     13. DEFINITIONS.

          (a) "Conversion Price" shall mean eighty percent (80%) of the Market Price.

          (b) "Default Conversion Price" shall mean seventy-five percent (75%) of the Market Price.

          (c) "Market Price" shall mean the average of the three (3) lowest daily closing prices of the Shares as reported by the Principal Market during the period beginning on the Notice Date and ending on and including the date that is five (5) Trading Days after such Notice Date.

          (d) "Principal Market" shall mean the NYSE Amex, the NASDAQ Stock Market, the NYSE, the over-the-counter electronic bulletin board, or the Pink Sheets, whichever is the principal market on which the Shares are listed or quoted for trading.

          (e) "Notice Date" shall mean the Trading Day on which the Maker receives a Payee Notice; provided, however, a Payee Notice shall be deemed received by Maker on: (a) the Trading Day it is received by facsimile, email or otherwise by Maker if such notice is received prior to 9:00 a.m. Eastern Time; or (b) the immediately succeeding Trading Day if it is received by facsimile, email or otherwise after 9:00 a.m. Eastern Time on a Trading Day. No Payee Notice may be deemed delivered on a day that is not a Trading Day.

          (f) "Trading Day" shall mean any day on which the Principal Market for the Shares is open for the transaction of business, from the hours of 9:30 a.m. until 4:00 p.m. Eastern Time.

     EXECUTED as of the date first set forth above.

                                     MAKER:

                                     BARON ENERGY, INC., a Nevada corporation


                                     By: /s/ Ronnie L. Steinocher
                                         ---------------------------------------
                                         Ronnie L. Steinocher, CEO

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                  NOTICE OF CONVERSION, REDEMPTION OR REPAYMENT

             (To be executed and delivered by Payee upon receipt of Maker's Notice or any time Payee elects to convert into shares of Maker)

     The undersigned hereby elects (mark as applicable):

     [ ] to convert $_________________, of the outstanding principal balance on the Note and unpaid interest thereon issued by Baron Energy, Inc. ("Maker") on ____________, 201 into shares of common stock in Maker according to the conditions set forth in such Note and in the Note Purchase Agreement (as defined in the Note).

     [ ] to redeem $_________________, the outstanding principal balance on the Note and unpaid interest thereon issued by Maker on ____________, 201 according to the conditions set forth in such Note and in the Note Purchase Agreement, as of the date of Maker's Notice.

     [ ] to waive its right to redeem and shall be repaid on the Maturity Date (as defined in the Note) the outstanding principal balance on the Note and unpaid interest thereon issued by Maker on ____________, 201 as set forth in such Note and in the Note Purchase Agreement, unless earlier converted into shares of common stock of Maker.

Signature:
          -------------------------------------
Print Name:
           ------------------------------------
Address:
        ---------------------------------------

        ---------------------------------------

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